THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                       Supplement to Prospectus Dated
                              December 30, 1997
         Relating to the Lutheran Brotherhood Opportunity Growth Fund



At a meeting of the board of trustees of The Lutheran Brotherhood Family of Funds (the "Trust") on March 5-6, 1998, the trustees of the Trust unanimously approved a proposed new investment sub-advisory agreement between the Trust, Lutheran Brotherhood Research Corp., and
T. Rowe Price Associates, Inc. ("T. Rowe Price"). Under the proposed agreement T. Rowe Price would serve as investment sub-adviser for the Lutheran Brotherhood Opportunity Growth Fund (the "Fund"). The proposed sub-advisory agreement remains subject to approval by the Fund's shareholders. A special meeting of shareholders of the Fund has been scheduled for May 6, 1998 to consider and to vote upon the proposed sub-advisory agreement

March 20, 1998


PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS



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